UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 27, 2005

THE HOME DEPOT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8207	95-3261426

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2455 Paces Ferry Road, N.W. Atlanta, Georgia 30339 (Address of Principal Executive Offices) (Zip Code)

(770) 433-8211 (Registrant’s Telephone Number, Including Area Code)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers.

     (b) On January 27, 2005, Roger S. Penske, a director of The Home Depot, Inc. (the “Company”), informed the Company that he does not plan to stand for re-election to the Company’s Board of Directors due to increasing demands on his time. Mr. Penske will serve the remainder of his term as a director until the Company’s 2005 Annual Meeting of Stockholders.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.
	By:	/s/ Frank L. Fernandez
		Name:	Frank L. Fernandez
		Title:	Executive Vice President, Secretary and General Counsel

Date: February 1, 2005